United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 3, 2015

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

Cachet Financial Solutions, Inc. (the “Company”) is filing this amendment to Current Report on Form 8-K (this “Amendment”) to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on June 5, 2015 (the “Original Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the Original Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As provided in the Original Form 8-K, on June 3, 2015 the Company filed with the Secretary of State of the State of Delaware (the “Delaware SOS”) a Certificate of Designation for its Series C Convertible Preferred Stock setting forth the rights, preferences and privileges of the Company’s Series C Convertible Preferred Stock (the “Certificate of Designation”). A copy of the Certificate of Designation, as filed with the Delaware SOS, is attached hereto as Exhibit 3.1.

Pursuant to the Certificate of Designation, the Company’s Series C Convertible Preferred Stock entitles its holders to a 10% per annum dividend, payable quarterly in cash or in additional shares of the Company’s Series C Convertible Preferred Stock (or a combination of both) as determined by the Company, subject to the provisions of the Delaware General Corporation Law. Each outstanding share of Series C Convertible Preferred Stock entitles its holder to a number of votes equal to the number of shares of the Company’s common stock into which such share of Series C Convertible Preferred Stock is then convertible pursuant to the Certificate of Designation as of the applicable record date for the vote of stockholders.

Pursuant to the Certificate of Designation, each share of Series C Convertible Preferred Stock and accrued but unpaid dividends thereon is convertible, at any time and from time to time at the option of the holder thereof, into shares of the company’s common stock based on a formula set forth in the Certificate of Designation. In addition, the Company’s Series C Convertible Preferred Stock will automatically be converted into shares of the Company’s common stock upon the occurrence of any of the following: (i) an underwritten public offering of shares of the Company’s common stock of at least $10,000,000 in gross proceeds; (ii) the Company’s common stock closing price being greater than 100% above the conversion price (as defined in the Certificate of Designation) then in effect for at least 40 of 60 consecutive trading days; (iii) four years after June 3, 2015; or (iv) the written consent of holders representing 50% of the issued and outstanding Series C Convertible Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Series C Convertible Preferred Stock Certificate of Designation of Preferences, Rights and Limitations, filed with the Secretary of State of the State of Delaware on June 3, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 26, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan D. Meier
Bryan D. Meier
Chief Financial Officer

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